UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 20, 2005

Western Goldfields, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Idaho
(State or Other Jurisdiction of Incorporation)

0-50894	38-3661016
(Commission File Number)	(IRS Employer Identification No.)

961 Matley Lane, Suite 120
Reno, Nevada	89502
(Address of Principal Executive Offices)	(Zip Code)

(775) 337-9433
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 20, 2004, Western Goldfields, Inc. (the Company) issued a press release announcing that it has filed a preliminary prospectus with the Ontario, Alberta and British Columbia Securities Commissions. Research Capital Corporation, a Toronto-based integrated investment bank, is acting as Agent on the offering and sponsor for the Company’s listing application.

Any securities described in the preliminary prospectus will only be offered outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and will not be registered under the Securities Act. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the Securities Act's registration requirements.

9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:

99.1	Press release issued May 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Western Goldfields, Inc.

Date: May 24, 2005	By:	/s/ Thomas Mancuso
Name: Thomas K. Mancuso
Title: President

EXHIBIT INDEX

Exhibit No.    Exhibit Name

The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:

99.1	Press release issued May 20, 2005